EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Casella Waste Systems, Inc. for the period ended July 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, John W. Casella, Chairman and Chief Executive Officer, hereby certifies, pursuant to 18 U.S.C. Section 1350, that, to his knowledge:

(1)   the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   the information contained in the Report fairly presents, in all material respects, our financial condition and results of operations.

Date: September 2, 2010

By: /s/ John W. Casella
Chairman and Chief Executive Officer (Principal Executive Officer)